UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 13, 2026
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Charles River Laboratories International, Inc. ("Charles River" or the "Company") will be presenting at the J.P. Morgan 44th Annual Healthcare Conference (the "J.P. Morgan Conference") on Tuesday, January 13, 2026, at approximately 1:30 p.m. Eastern time. During this presentation, management of the Company intends to present an overview of the Company’s strategic focus, business developments and recent trends. Included in this overview will be a statement that demand trends for the Company's Discovery and Safety Assessment (DSA) business have continued to improve throughout the second half of 2025, resulting in a preliminary estimate for the DSA net book-to-bill of approximately 1.1x in the fourth quarter of 2025. This statement may be considered an estimate of preliminary fourth quarter 2025 financial information. The Company is continuing to review its 2025 financial and operating results and actual results may differ materially from those contained herein. In particular, the preliminary financial information could vary from the above expectations based on the completion of the Company's audited financial results.

In advance of the conference presentation, the Company has posted a slide presentation on the Investor Relations section of the Company’s website at http://ir.criver.com (the “Slide Presentation”). The Slide Presentation is not incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Slide Presentation prepared in connection with the J.P. Morgan Conference also includes the following statements as to recent client demand trends and preliminary 2026 outlook:

•Q4 DSA Trends: DSA demand trends continued to improve throughout the second half of 2025, resulting in preliminary DSA net book-to-bill of approximately 1.1x in the fourth quarter of 2025
–Improving trends during the second half of 2025 were primarily driven by small and mid-sized biotech clients, while global biopharma net bookings also increased in in the fourth quarter of 2025

▪2026 Revenue: Expect top end of 2026 guidance ranges for organic revenue growth rate will be at least flat for both consolidated outlook and for the DSA segment
–Cautiously optimistic that favorable DSA demand KPIs will continue into 2026, resulting in return to revenue growth in the second half of 2026
–Expected improvement in Manufacturing organic revenue growth will be offset by anticipated RMS headwinds from timing of NHP shipments and CRADL occupancy
–Foreign exchange (FX) expected to be an incremental benefit of 100-150 bps to reported revenue growth in 2026

▪2026 Non-GAAP Operating Margin: Incremental cost savings in 2026 totaling >$100M will help to offset annual cost inflation until revenue growth reinvigorates
- This outlook does not yet reflect the potential impact of the K.F. (Cambodia) Ltd. and PathoQuest SAS acquisitions or planned divestitures, which would collectively benefit the non-GAAP operating margin once the transactions are completed

Additionally, at the J.P. Morgan Conference, the Company intends to provide business updates regarding two planned acquisitions:

•Acquisition of K.F. (Cambodia) Ltd. The Company has signed an agreement to acquire the assets of K.F. (Cambodia) Ltd., a Cambodia-based provider of non-human primates for regulatory required biomedical, pharmaceutical, and toxicological research purposes. The total purchase price is expected to be approximately $510 million, subject to customary closing adjustments. The transaction is expected to close early in the first quarter of 2026. K.F. (Cambodia) Ltd. is not expected to generate meaningful third-party revenue going forward; however, the transaction is expected to be accretive to non-GAAP earnings per share by approximately $0.25 in 2026 and by approximately $0.60 in 2027. K.F. (Cambodia) Ltd. will become part of the Company's DSA business segment for the purpose of being vertically integrated into its DSA supply operations.

•Acquisition of PathoQuest SAS. The Company has exercised its option to acquire the remaining 79% equity stake that it does not already own of PathoQuest SAS, a Paris, France-based provider of industry-leading next generation sequencing (NGS) solutions for manufacturing quality-control testing for biopharmaceutical companies. The purchase price is expected to be €51.6 million for the remaining 79% equity stake in PathoQuest SAS, (or approximately $60 million based on current exchange rates), subject to customary closing adjustments. Following its initial investment in 2018, the Company has already acquired an approximate 21% equity stake in PathoQuest SAS. The transaction is expected to close by the end of the first quarter of 2026. PathoQuest SAS is expected to generate annual revenue of approximately $15 to $20 million in 2026. The transaction is not expected to have a material impact on Charles River’s 2026 or 2027 GAAP or non-GAAP financial results. PathoQuest SAS will become part of the Company's Biologics Testing business in the Manufacturing Solutions business segment.

The information furnished in both this Item 7.01 and Item 2.02 above shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

This Current Report on 8-K contains a forward-looking, non-GAAP financial measure: non-GAAP earnings per share accretion related to the proposed acquisitions described herein. Non-GAAP financial measures exclude, but are not limited to acquisition-related costs, which primarily include amortization, third-party advisory fees, and certain integration costs. The corresponding GAAP financial measure is not provided because the items that are excluded from GAAP to calculate the comparable non-GAAP measure are dependent on future events that are not able to be reliably predicted by management and are not part of routine operating activities. The Company is unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty in predicting the occurrence, the financial impact, and the periods in which the aggregate acquisitions may be recognized. The occurrence, timing and amount of any of the items excluded from GAAP to calculate non-GAAP could significantly impact our GAAP results.

This Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding: the proposed acquisitions of K.F. (Cambodia) Ltd. and PathoQuest SAS; expectations regarding the terms and the timing of the closing of the proposed acquisitions of K.F. (Cambodia) Ltd. and PathoQuest SAS; expectations with respect to the impact of the proposed acquisitions of K.F. (Cambodia) Ltd. and PathoQuest SAS on the Company, its product and service offerings, revenue, including third-party revenue, revenue growth rates, earnings per share, and 2026 or 2027 GAAP or non-GAAP financial results; the Company’s expectations concerning projected future financial and operating performance, including with respect to revenue and booking activity and related financial metrics; the Company's commitment to, and ability to create long-term value for shareholders and to successfully execute on the strategies described herein; and the Company’s plans or prospects, expectations and long-term goals associated with our business. Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements; the impact of the events described herein, including the ability to successfully complete the proposed acquisitions of K.F. (Cambodia) Ltd.and PathoQuest SAS; and the ability to successfully integrate K.F. (Cambodia) Ltd. and PathoQuest SAS, and risks and uncertainties associated with K.F. (Cambodia) Ltd.'s and PathoQuest SAS's businesses; and the demand, proposal and booking trends (including net book-to-bill) in the Company’s DSA business segment. Furthermore, these and other risks relating to the Company are set forth in the documents filed by the Company with the Securities and Exchange Commission, including without limitation, the sections titled “Our Strategy,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, and the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2025. The Company does not undertake, and assumes no obligation and expressly disclaims any duty, to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law. New information, future events, or risks may cause the forward-looking events we discuss in this report not to occur.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	January 13, 2026	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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